Exhibit 10.30

                                  [LOGO] ZYTEC


                  EMPLOYEE DISCLOSURE AND ASSIGNMENT AGREEMENT


For valuable consideration including my employment by ZYTEC CORPORATION (hereinafter called the "Company"), the Company and I agree as follows:

I will disclose promptly in writing to the Company all inventions, improvements, discoveries, software and writings which are conceived, made, discovered or written jointly or singly on Company time or on my own time, providing the invention, improvement, discovery, software or writing is capable of being used by the Company or its subsidiaries or affiliates in the normal course of business, and all such inventions, improvements, discoveries, software and writing shall belong solely and exclusively to the Company.

I will sign and execute all instruments of assignment and other papers to evidence vestiture of my entire right, title, and interest in such inventions, improvements, discoveries, software or writings in the Company, at the request and the expense of the Company, and I will do all acts and sign all instruments of assignment and other papers the Company may reasonably request relating to applications for patents, to patents, copyrights, and to the enforcement and protection thereof.

The two immediately preceding paragraphs do not apply to inventions in which a Company claim of any rights will create a violation of Chapter 47 Minnesota Revised Statutes, Section 1-181.78, reproduced below and constituting the written notification of its Subdivision 3.

         181.78  AGREEMENTS RELATING TO INVENTIONS

         Subdivision 1. Any provision in an employment agreement which provides that an employee shall assign or offer to assign any of his rights in an invention to his employer shall not apply to an invention for which no equipment, supplies, facility or trade secret information of the employer was used and which was developed entirely on the employee's own time, and (1) which does not relate (a) directly to the business of the employer or (b) to the employer's actual or demonstrably anticipated research or development, or (2) which does not result from any work performed by the employee for the employer. Any provision which purports to apply to such an invention is to that extent against the public policy of this state and is to that extent void and unenforceable.

         Subdivision 2. No employer shall require a provision made void and unenforceable by subdivision 1 as a condition of employment or continuing employment.

         Subdivision 3. IF AN EMPLOYMENT AGREEMENT ENTERED INTO AFTER AUGUST 1, 1977, CONTAINS A PROVISION REQUIRING THE EMPLOYEE TO ASSIGN OR OFFER TO ASSIGN ANY OF HIS RIGHTS IN ANY INVENTION TO HIS EMPLOYER, THE EMPLOYER MUST ALSO, AT THE TIME THE AGREEMENT IS MADE, PROVIDE A WRITTEN NOTIFICATION TO THE EMPLOYEE THAT THE AGREEMENT DOES NOT APPLY TO AN INVENTION FOR WHICH NO EQUIPMENT, SUPPLIES, FACILITY OR TRADE SECRET INFORMATION OF THE EMPLOYER WAS USED AND WHICH WAS DEVELOPED ENTIRELY ON THE EMPLOYEE'S OWN TIME, AND (1) WHICH DOES NOT RELATE (a) DIRECTLY TO THE BUSINESS OF THE EMPLOYER OR (b) TO THE EMPLOYER'S ACTUAL OR DEMONSTRABLY ANTICIPATED RESEARCH OR DEVELOPMENT, OR (2) WHICH DOES NOT RESULT FROM ANY WORK PERFORMED BY THE EMPLOYEE FOR THE EMPLOYER.


I have no inventions, improvements, discoveries, software or writings useful to the Company or its subsidiaries or affiliates in the normal course of business, which were conceived, made or written prior to and are excluded from this Agreement except as follows:

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The Company and I understand that I may now be in possession of proprietary information or other proprietary subject matter of another and that the Company will not consent to disclosure, receipt or acceptance thereof.

I will not publish or otherwise disclose, either during or after my employment, any unpublished or proprietary or confidential information or secret relating to the Company or its business or its operations or to the Company products or services or to the materials, apparatus, processes, formulae, plans and methods used in development or manufacture or marketing of its software or products or services; nor will I publish or otherwise disclose proprietary or confidential information of others to which I have had access or obtained knowledge in the course of my employment. If I leave the employ of the Company I will not, without its prior written consent, retain or take with me any drawing, writing or other record in any form or nature which relates to any of the foregoing.

During the term of my employment I shall engage in no activity or employment which may conflict with the interest of the Company, and I shall comply with all Policies and Procedures of the Company including, without limiting the generality of the foregoing, the Policies and Procedures pertaining to Ethics.

This Agreement may be assigned by the Company only, and the Agreement is binding on my heirs, executors, administrators and assigns.


                            /s/ Ervin F. Kamm, Jr                       1/24/97
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                            Signature of Employee                       Date

                            763 N. Ferndale Road, Wayzata, MN 55331
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                            Address


                            Accepted by ZYTEC CORPORATION

                            By      /s/ P. T. Vincelli                  1/27/97
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                                    Director, H.R.                      Date